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Exhibit 10.33

[***]—Certain information in this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
CREDIT AND SECURITY AGREEMENT

        This Amendment, dated as of February 21, 2005, is made by and between Heska Corporation, a Delaware corporation ("Heska"), Diamond Animal Health, Inc., an Iowa corporation ("Diamond") (each of Heska and Diamond may be referred to herein individually as a "Borrower" and collectively as the "Borrowers"), and Wells Fargo Business Credit, Inc., a Minnesota corporation (the "Lender").

Recitals

        The Borrowers and the Lender are parties to a Second Amended and Restated Credit and Security Agreement dated as of June 14, 2000 (as amended to date and as the same may be hereafter amended from time to time, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

        The Borrowers have requested that certain amendments be made to the Credit Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

        1.    Defined Terms.    Capitalized terms used in this Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

          "Approved Refinancing" means Diamond's incurrence of indebtedness, proceeds of which are used to prepay in full the then-outstanding balance of the Term Loan B Note, which incurrence of indebtedness remains subject to approval by the Lender in its sole discretion.

          "Book Net Worth" of a Borrower means the aggregate of the common and preferred stockholders' equity in such Borrower, determined in accordance with GAAP, but excluding the non-cash impact of expensing options, restricted stock or other stock-based compensation under APB 25, SFAS 123, SFAS 123R and/or SFAS 148 after December 31, 2004.

          "Capital" of a Borrower means the sum of Book Net Worth plus Subordinated Debt of such Borrower plus the lesser of (a) the amount of Debt that was formerly Subordinated Debt payable to Agri-Laboratories, Ltd. but that has been forgiven and is booked as a long-term liability, such as deferred revenue, or (b) $500,000.

          "Net Income" for a Borrower means, for any period, after-tax net income from continuing operations (that is, not including extraordinary items, or gains or losses from unusual items or discontinued operations), in each case for such Borrower for such period, as determined in accordance with GAAP, but excluding the non-cash impact of expensing options, restricted stock or other stock-based compensation under APB 25, SFAS 123, SFAS 123R and/or SFAS 148.

          "Permanent Capital" means Capital plus the aggregate sum after December 31, 2004, of (a) net cash proceeds of an Approved Refinancing secured by the Farm Mortgaged Property and the Factory Mortgaged Property, to the extent such net proceeds exceed the outstanding balance of the Term Loan B Note immediately prior to such Approved Refinancing and (b) net cash proceeds of any sale or licensing of a product line, product rights, or intellectual property rights, to the extent such net proceeds are not recognized as income.

          "Subordinated Debt" of a Borrower means all Debt of such Borrower that is subject to a Subordination Agreement.

        2.    Spread.    Section 2.7 of the Credit Agreement is amended to read in its entirety as follows:

          "Section 2.7    Spread.    The spread (the "Spread") means two and one-half percent (2.5%), effective retroactive to December 15, 2004; provided, however, that if on the last day of any month, Permanent Capital exceeds the Minimum Capital covenant for such month set forth in Section 6.12 by [***] or more, "Spread" shall be set to one and one-half percent (1.5%), effective as of the first day of the month following such achievement; and provided further that if on the last day of any month, Permanent Capital does not exceed the Minimum Capital covenant for such month by [***] or more, "Spread" shall be set to two and one-half percent (2.5%), effective as of the first day of the month following such a situation. For example, if Permanent Capital exceeds the corresponding Minimum Capital covenant by [***], [***], and [***] on February 28, 2005, March 31, 2005, and April 30, 2005, respectively, "Spread" will be 1.5% for March 2005, 2.5% for April 2005, and 1.5% for May 2005.

        3.    Minimum Capital.    Section 6.12 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Section 6.12    Minimum Capital.    Heska will maintain, on a consolidated basis, as of each date listed below, its Capital at an amount not less than the amount set forth opposite such date:

Date	Minimum Capital
December 31, 2004	[***]
January 31, 2005	[***]
February 28, 2005	[***]
March 31, 2005	[***]
April 30, 2005	[***]
May 31, 2005	[***]
June 30, 2005	[***]
July 31, 2005	[***]
August 31, 2005	[***]
September 30, 2005	[***]
October 31, 2005	[***]
November 30, 2005	[***]
December 31, 2005	[***]
January 31, 2006	[***]
February 28, 2006	[***]
March 31, 2006	[***]
April 30, 2006	[***]
May 31, 2006	[***]

  The covenant amounts set forth above for dates after December 31, 2004, shall be adjusted upward or downward, respectively, on a dollar-for-dollar basis by the amount by which Heska's Capital, on a consolidated basis as of December 31, 2004, as reflected in Heska's audited financial statements, exceeds or is less than [***]."

        4.    Minimum Net Income.    Section 6.13 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Section 6.13    Minimum Net Income.    Heska will achieve, on a consolidated basis, during each period described below, Net Income in an amount not less than the amount set forth opposite such period (amounts in parentheses denote negative numbers):

Period	Minimum Net Income
Twelve months ended December 31, 2004	[***]
Three months ending March 31, 2005	[***]
Six months ending June 30, 2005	[***]
Nine months ending September 30, 2005	[***]
Twelve months ending December 31, 2005	[***]
Fifteen months ending March 31, 2006	[***]"

        5.    Capital Expenditures.    Section 7.10 of the Credit Agreement is hereby amended to read in its entirety as follows:

          "Section 7.10    Capital Expenditures.    The Borrowers, together with any Affiliates, will not incur or contract to incur, in the aggregate, Capital Expenditures in the aggregate during any period described below in excess of the amount set forth opposite such period:

Period	Maximum Capital Expenditures
Twelve months ended December 31, 2004	[***]
Three months ending March 31, 2005	[***]
Twelve months ending December 31, 2005	[***]
Four months ending April 30, 2006	[***]
Five months ending May 31, 2006	[***]"

        6.    Compliance Certificate.    Exhibit G to the Credit Agreement is replaced in its entirety by Exhibit A to this Amendment.

        7.    Agri-Labs Accounts Receivable.    Without limiting the Lender's right to exclude any Accounts from eligibility in accordance with clause (xiv) of the definition of "Eligible Accounts" found in Section 1.1 of the Credit Agreement, notwithstanding paragraph 11 of the Sixth Amendment to the Credit Agreement, the Lender agrees that retroactive to December 15, 2004, Accounts owed by account debtor Agri-Laboratories, Ltd., shall be considered Eligible Accounts under the Credit Agreement so long as such Accounts meet all of the qualifications for Eligible Accounts under the Credit Agreement.

        8.    No Other Changes.    Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

        9.    Conditions Precedent.    This Amendment shall be effective when the Lender shall have received an executed original hereof, together with such other matters as the Lender may require.

        10.    Representations and Warranties.    The Borrowers hereby represent and warrant to the Lender as follows:

          (a)   The Borrowers have all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrowers and constitute the legal, valid and binding obligation of the Borrowers, enforceable in accordance with their terms.

          (b)   The execution, delivery and performance by the Borrowers of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrowers, or the articles of incorporation or by-laws of the Borrowers, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which any Borrower is a party or by which it or its properties may be bound or affected.

          (c)   All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

        11.    No Waiver.    The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment.

        12.    Release.    The Borrowers hereby absolutely and unconditionally release and forever discharge the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which any Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

        13.    Costs and Expenses.    The Borrowers hereby reaffirm their agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel; provided, however, that the Borrowers shall not be required to pay or reimburse the Lender for any costs or expenses incurred by Lender in connection with drafting the Deposit Account Control Agreements that are being executed concurrently with this Amendment. Without limiting the generality of the foregoing, the Borrowers specifically agree to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto other than the above-referenced Deposit Account Control Agreements. The Borrowers hereby agree that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrowers, make a loan to the Borrowers under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

        14.    Miscellaneous.    This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

HESKA CORPORATION		DIAMOND ANIMAL HEALTH, INC.
By:	/s/ JASON NAPOLITANO Jason Napolitano	By:	/s/ JASON NAPOLITANO Jason Napolitano
Its	Chief Financial Officer	Its	Chief Financial Officer
WELLS FARGO BUSINESS CREDIT, INC.
By	/s/ TIM ULRICH Tim Ulrich, Vice President

Exhibit A to Seventh Amendment

Compliance Certificate

To:	Wells Fargo Business Credit, Inc.
Date:		, 20

Subject:	Heska Corporation Financial Statements

        In accordance with our Second Amended and Restated Credit and Security Agreement dated as of June 14, 2000 (the "Credit Agreement"), attached are the financial statements of Heska Corporation ("Heska") as of and for                         , 20    (the "Reporting Date") and the year-to-date period then ended (the "Current Financials"). All terms used in this certificate have the meanings given in the Credit Agreement.

        I certify that, to the best of my knowledge, the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrowers' financial condition and the results of its operations as of the date thereof.

        Events of Default.    (Check one):

  ☐
  The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

  ☐
  The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

        I hereby certify to the Lender as follows:

  ☐
  The Reporting Date does not mark the end of one of the Borrowers' fiscal quarters, hence I am completing all paragraphs below except paragraph 4.

  ☐
  The Reporting Date marks the end of one of the Borrowers' fiscal quarters, hence I am completing all paragraphs below.

        Financial Covenants.    I further hereby certify as follows:

        1.    Accounts Payable.    Pursuant to Section 6.5 of the Credit Agreement, as of the Reporting Date, the Borrowers [    ] are [    ] are not in compliance with the requirement that they have no accounts payable more than 60 days past due.

        2.    Spread.    Pursuant to Section 2.7 of the Credit Agreement, as of the Reporting Date, Heska's Permanent Capital was, on a consolidated basis, $                        , which [    ] exceeds [    ] does not exceed the corresponding Minimum Capital covenant (set forth in paragraph 3 below) by at least [***].

        3.    Minimum Capital.    Pursuant to Section 6.12 of the Credit Agreement, as of the Reporting Date, Heska's Capital was, on a consolidated basis, $                        , which [    ] satisfies [    ] does not satisfy the requirement that such amount be not less than $                         on the Reporting Date, as set forth in the table below:

Date	Minimum Capital
December 31, 2004	[***]
January 31, 2005	[***]
February 28, 2005	[***]
March 31, 2005	[***]
April 30, 2005	[***]
May 31, 2005	[***]
June 30, 2005	[***]
July 31, 2005	[***]
August 31, 2005	[***]
September 30, 2005	[***]
October 31, 2005	[***]
November 30, 2005	[***]
December 31, 2005	[***]
January 31, 2006	[***]
February 28, 2006	[***]
March 31, 2006	[***]
April 30, 2006	[***]
May 31, 2006	[***]

The covenant amounts set forth above for dates after December 31, 2004, shall be adjusted upward or downward, respectively, on a dollar-for-dollar basis by the amount by which Heska's Capital, on a consolidated basis as of December 31, 2004, as reflected in Heska's audited financial statements, exceeds or is less than [***].

        4.    Minimum Net Income.    Pursuant to Section 6.13 of the Credit Agreement, as of the Reporting Date, Heska's Net Income was, on a consolidated basis, $                        , which [    ] satisfies [    ] does not satisfy the requirement that such amount be no less than $                         on the Reporting Date, as set forth in the table below:

Period	Minimum Net Income
Twelve months ended December 31, 2004	[***]
Three months ending March 31, 2005	[***]
Six months ending June 30, 2005	[***]
Nine months ending September 30, 2005	[***]
Twelve months ending December 31, 2005	[***]
Fifteen months ending March 31, 2006	[***]

        5.    Minimum Liquidity.    Pursuant to Section 6.14 of the Credit Agreement, as of the Reporting Date, Heska's Liquidity was, on a consolidated basis, $                        , which [    ] satisfies [    ] does not satisfy the requirement that such amount be no less than $1,500,000 on the Reporting Date.

        6.    Minimum Individual Book Net Worth.    Pursuant to Section 6.15 of the Credit Agreement, as of the Reporting Date, Heska's Book Net Worth was $                         and Diamond's Book Net Worth was $                        , which [    ] satisfies [    ] does not satisfy the requirement that such amounts be no less than zero on the Reporting Date.

        7.    Capital Expenditures.    Pursuant to Section 7.10 of the Credit Agreement, as of the Reporting Date, Heska's Capital Expenditures were, in the aggregate and on a consolidated basis, $                         which [    ] satisfies [    ] does not satisfy the requirement that such amount be not more than $                         during the period ending on the Reporting Date, as set forth in the table below:

Period	Maximum Capital Expenditures
Twelve months ended December 31, 2004	[***]
Three months ending March 31, 2005	[***]
Twelve months ending December 31, 2005	[***]
Four months ending April 30, 2006	[***]
Five months ending May 31, 2006	[***]

        Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.

HESKA CORPORATION
By
Its

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  Exhibit 10.33
SEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT